UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     March 30, 2006
                                                 -------------------------------


        J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP6
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                         (Exact name of issuing entity)


             J.P. Morgan Chase Commercial Mortgage Securities Corp.
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            (Exact name of the depositor as specified in its charter)


            JPMorgan Chase Bank, N.A., Eurohypo AG, New York Branch,
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          Nomura Credit & Capital, Inc., IXIS Real Estate Capital Inc.
                       and PNC Bank, National Association
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             (Exact name of sponsors as specified in their charters)


     Delaware                      333-126661-06                  13-3789046
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(State or other jurisdiction    (Commission File Number          (IRS Employer
of incorporation of depositor)     of issuing entity)           Identification
                                                               No. of depositor)

                  270 Park Avenue
                  New York, New York                              10017
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(Address of principal executive offices of depositor)    (Zip Code of depositor)


Depositor's telephone number, including area code      (212) 834-9280
                                                 -------------------------------



                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      On March 30, 2006, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Depositor") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Depositor, Midland Loan Services, Inc. and GMAC Commercial Mortgage Corporation, as master servicers, LNR Partners, Inc., as special servicer, and Wells Fargo Bank, N.A., as trustee and as paying agent, of J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP6, Commercial Mortgage Pass-Through Certificates, Series 2006-LDP6 (the "Certificates"). The Class A-1, Class A-2, Class A-3FL, Class A-3B, Class A-4, Class A-SB, Class A-1A, Class A-M, Class A-J, Class X-2, Class B, Class C and Class D Certificates, having an aggregate initial principal amount of $1,978,742,000, were sold to J.P. Morgan Securities Inc., Nomura Securities International, Inc., EHY Securities (USA), LLC, IXIS Securities North America Inc., PNC Capital Markets LLC, Banc of America Securities LLC, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of March 28, 2006, by and among the Company and the Underwriters. In connection with the issuance and sale to the Underwriters of the Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Certificates, which legal opinion is attached to an exhibit to this report.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
           ------------------------------------------------------------------

(c)   Exhibits

Exhibit 5 Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated as of March 30, 2006.

Exhibit 8 Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated as of March 30, 2006 (included as part of Exhibit 5).

Exhibit 23  Consent of Cadwalader, Wickersham & Taft LLP (included as part of
            Exhibit 5).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 30, 2006                      J.P. MORGAN CHASE COMMERCIAL
                                          MORTGAGE SECURITIES CORP.




                                          By:  /s/ Charles Y. Lee
                                              ----------------------------------
                                              Name:  Charles Y. Lee
                                              Title: Vice President

                                INDEX TO EXHIBITS

Item  601(a)  of
Regulation S-K                                                  Paper (P) or
Exhibit No.                     Description                     Electronic (E)
-----------                     -----------                     ---------------

5                               Legality Opinion of Cadwalader,             (E)
                                Wickersham & Taft LLP, dated as
                                of March 30, 2006.

8                               Tax Opinion of Cadwalader, Wickersham       (E)
                                & Taft LLP, dated as of March 30,
                                2006 (included as part of Exhibit 5).

23                              Consent of Cadwalader, Wickersham &         (E)
                                Taft LLP (included as part of Exhibit 5).